--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT

Dear Shareholder:

There is no question that the terrorist attack on September 11 was a life-altering event, and there is no question that the terrorists made many miscalculations. They grossly underestimated American unity, American resolve and America's willingness to employ tremendous firepower to bring to justice those responsible for the attacks on the Twin Towers and the Pentagon. They also miscalculated the rewards, incentives and intense pressures placed on our coalition partners and others not only to stamp out terrorism wherever it exists, but also to avoid a worldwide economic meltdown.

It is also true that for more than a year before September 11, the United States economy was softening. The current economic cycle, which began a decade earlier in March of 1991, hit its peak in both GDP growth and operating profits growth in the fourth quarter of 1999. The S&P 500(1), the Dow Jones Industrial Average(2) and the Nasdaq Composite Index(3) all reached their individual highs in the first quarter of 2000. From those peaks through September 10, the S&P 500 had fallen more than 25%, the Dow Jones Industrial Average had declined over 18% and the Nasdaq Composite had plummeted over 65%.

Not only had the "wealth effect" evaporated, but also capital expenditures especially those in the technology sector fell sharply, inventories were overstocked and unemployment was on the rise. Moreover, consumer debt was increasing, and export demand was slipping. Also, for the first time since 1973, all of our Group of Seven trading partners were experiencing economic weakness at the same time.

It is clear, assuming no further economic interruptions stemming from terrorist attacks, that the excesses in our economy are undergoing correction. Prior to the current economic reversal, the United States had experienced nine recessions since World War II. The average recession has lasted about eleven months, and the typical economic recovery has lasted for over four and one-half years.

Through the upturns as well as the downturns in the market, from the dot-com bubble, to the runaway expansion of the telecommunication sector, to the Y2k hysteria to the period immediately following 9/11 and the present, the Institutional Investors Capital Appreciation Fund, Inc. portfolio management team has not wavered from and has continued to adhere to its investment philosophy of creating shareholder value by investing only in companies that are believed to have the potential of generating rising cash flow and/or earnings over time.

Although the S&P 500, the Dow Jones Industrial Average and the Nasdaq Composite declined 11.87%, 5.43% and 21.05%, respectively, in 2001, the Institutional Investors Capital Appreciation Fund fared better. For the one-, five- and ten-year periods ending December 31, 2001 the Fund's average annual returns were -3.90%, 12.04% and 13.38%, respectively. If a shareholder institution had invested $100,000 in the Fund at inception in 1953 and reinvested all capital gains and distributions in the Fund, the investment would have grown to $25,093,447 by December 31, 2001.

During economic shortfalls and stock market downdrafts, fear and uncertainty can displace logic and reason. Some investors freeze, and others want out at any price. Savvy long-term investors recognize however that the price of a share of stock does not always reflect the true "business" or "intrinsic value" of a company. During emotional times, attractive long-term buying opportunities can arise for investors that incorporate solid investment principles in their security selection process.

The Institutional Investors Capital Appreciation Fund is poised to capitalize on such opportunities.

Sincerely,

/s/ Harry P. Doherty
Harry P. Doherty
President

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        INSTITUTIONAL INVESTORS CAPITAL
                            APPRECIATION FUND, INC.
                              PERFORMANCE SUMMARY

                          AVERAGE ANNUAL TOTAL RETURN
                       PERIODS ENDING DECEMBER 31, 2001*

                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
INSTITUTIONAL INVESTORS CAPITAL
  APPRECIATION FUND.............   (3.90)%  12.04%    13.38%
        Standard & Poor's 500
          Composite Stock Price
          Index (S&P 500).......  (11.87)   10.70     12.94
        Dow Jones Industrial
          Average (DJIA)........   (5.43)   11.04     14.65
        Lipper Large
          Capitalization Core
          Funds Average.........  (13.76)    8.19     11.01

 * Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. Data for the S&P 500, DJIA and Lipper Large Capitalization Value Funds Average are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses.

The investment performance information presented does not reflect the deduction of any taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The following graph shows that an investment of $20,000 in the Fund on December 31, 1991 would have been worth $70,204 on December 31, 2001, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $67,470.

            INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

                            CUMULATIVE TOTAL RETURN
[LINE GRAPH]

                                                                            CAF                                S&P
                                                                            ---                                ---
1991                                                                      20000.00                           20000.00
1992                                                                      22046.50                           21534.00
1993                                                                      26561.70                           23685.20
1994                                                                      26349.90                           23994.90
1995                                                                      32909.90                           32976.10
1996                                                                      39762.20                           40585.00
1997                                                                      51151.40                           54125.20
1998                                                                      65910.00                           69595.00
1999                                                                      70197.50                           84241.00
2000                                                                      73053.50                           76570.60
2001                                                                      70203.90                           67470.50

The foregoing information is a statement of the past performance of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) The Standard & Poor's 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole.
(2) The Dow Jones Industrial Average represents the average of 30 actively traded blue chip stocks on the New York Stock Exchange (NYSE).
(3) The Nasdaq composite index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as the National Market System traded foreign common stocks and American Depository Receipts.

--------------------------------------------------------------------------------
 2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

The Capital Appreciation Fund's net asset value per share on December 31, 2001 was $162.97 versus $179.39 on December 31, 2000(1). Shareholders received per share distributions from dividends of $0.2730, short-term capital gains of $1.1605 and long-term capital gains of $8.0503 during the year. The Fund's total return for the one-year period ending December 31, 2001 was -3.90%. For comparison purposes, the one-year total return as of December 31, 2001 for the Lipper Large Capitalization Core Funds Average(2) was -13.76%. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses, but does not reflect the deduction of any taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

During the 10-year period beginning December 31, 1991 and ending December 31, 2001, coinciding with the tenure of the current portfolio management team, the Capital Appreciation Fund has provided an average annual total return of 13.38%. This is more than 2% per year ahead of the 10-year average annual total return of 11.01% for the Lipper Large Capitalization Core Funds Average.

This past year is certain to remain fresh in our memories for our lifetimes for obvious reasons. As the year began, the U.S. economy slowed to a crawl on the heels of the deflating technology bubble. According to government statistics our economy entered into recession in March 2001, the first in nearly 10 years. After the horrible events of September 11th, the economy stalled. These events may have accelerated the economic contraction that was already underway.

As was to be expected, the stock market declined significantly immediately following the attacks. However, after the Federal Reserve lowered short-term interest rates repeatedly and the threat of terrorism waned, the markets soon began to recover. The stock market ended the year above its level just prior to the attacks as investors began to anticipate future improvement in the economy.

The past two years have been very difficult for equity investors. This period marks the first time that the major market indices, namely the Standard & Poors 500 (S&P 500), the Dow Jones Industrial Average (DJIA) and the NASDAQ have recorded consecutive annual declines since 1973 and 1974. However, this was not the case for the Capital Appreciation Fund since it ended the year 2000 in positive territory. In fact, during the past two years the S&P 500, the DJIA and the NASDAQ have lost 20%, 10% and 52% of their value, respectively. Meanwhile, the Capital Appreciation Fund has remained flat during the same period.

We believe that the Fund's returns are directly attributable to our investment process(3). We have always adhered to a conservative investment philosophy focusing on companies that have the potential to deliver sustainable cash flow and earnings growth over time while being prudent regarding valuations. Our portfolio tends to be over-weighted with stocks in the consumer and industrial sectors as we have found that these are generally the areas that contain the type of companies we seek. During 2001, these sectors significantly outperformed the market averages.

As difficult economic and market conditions continued throughout 2001, investor enthusiasm for high-flying technology issues diminished in favor of companies with solid balance sheets and strong business fundamentals. The technology and telecommunications sectors, as well as the utilities sector, significantly underperformed the market averages during 2001. The Fund's investment discipline of selecting companies that are believed to have the potential for generating rising cash flow and earnings over time enabled it to avoid companies in sectors that fared badly during the year, enabling the Fund to significantly outperform the market averages.

During the past year, we continued our focus on large capitalization issues with strong fundamentals available at reasonable prices with the additions of American Express, Berkshire Hathaway, Procter & Gamble, Sherwin Williams and State Street. We eliminated a number of securities whose market prices reflected their full potential in our opinion or whose fundamentals changed so that continued ownership by the Fund was not warranted. These companies included Clorox, Fannie Mae, Imagistics International (a spin-off of Pitney Bowes), International Flavors and Fragrances and Zimmer Holdings (a spin-off of Bristol-Myers Squibb).

We continue to look for signs of improvement in the U.S. economy. However, we do not believe that our economy will resume the fast-paced growth of the past few years anytime soon. Sustainable growth companies, such as the ones in our portfolio, are very desirable in a slow growth economy. We believe that the Capital Appreciation Fund is well positioned, especially in view of our current economic outlook.

(1) Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an Investor's shares, when redeemed, may be worth more or less than original cost.
(2) The Lipper Large Capitalization Core Funds Average is an average of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.
(3) The Fund's portfolio composition is subject to change.

--------------------------------------------------------------------------------

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS--95.7%

 SHARES                                             VALUE
 ------                                             -----
            ADVERTISING-3.4%
  125,000   Interpublic Group of Cos., Inc. ...  $  3,692,500
            BEVERAGES NON-ALCOHOLIC-4.8%
  110,000   Coca-Cola Co. .....................     5,186,500
            BUILDING
              PRODUCTS--RETAIL/WHOLESALE-6.8%
   75,000   Home Depot, Inc. ..................     3,825,750
  125,000   Sherwin-Williams Co. ..............     3,437,500
                                                 ------------
                                                    7,263,250
            COMMERCIAL SERVICES-3.4%
   75,000   Cintas Corp. ......................     3,600,000
            COMPUTER SOFTWARE & SERVICES-7.8%
   75,000   Automatic Data Processing, Inc. ...     4,417,500
   60,000   Microsoft Corp.*...................     3,975,000
                                                 ------------
                                                    8,392,500
            CONSUMER NON-DURABLE-3.7%
   50,000   Procter & Gamble Co. ..............     3,956,500
            DISTRIBUTOR--CONSUMER PRODUCTS-3.7%
  150,000   Sysco Corp. .......................     3,933,000
            ELECTRICAL EQUIPMENT-4.0%
   75,000   Emerson Electric Co. ..............     4,282,500
            ELECTRONICS & SEMICONDUCTORS-3.2%
  110,000   Intel Corp. .......................     3,459,500
            FINANCIAL SERVICES-9.5%
  100,000   American Express Co. ..............     3,569,000
   55,000   Freddie Mac........................     3,597,000
   60,000   State Street Corp. ................     3,135,000
                                                 ------------
                                                   10,301,000

 SHARES                                             VALUE
 ------                                             -----
            FOOD PROCESSING--3.4%
   70,000   Wm. Wrigley Jr., Co. ..............  $  3,595,900
            HEALTH CARE--DIVERSIFIED-5.5%
  100,000   Johnson & Johnson..................     5,910,000
            HEALTH CARE--DRUGS-9.4%
   65,000   Abbott Laboratories................     3,623,750
   60,000   Bristol-Myers Squibb Co............     3,060,000
   60,000   Merck & Co., Inc. .................     3,528,000
                                                 ------------
                                                   10,211,750
            INSURANCE-4.9%
       70   Berkshire Hathaway, Inc.*..........     5,292,000

            MANUFACTURING/DIVERSIFIED-3.5%
   55,000   Illinois Tool Works, Inc. .........     3,724,600
            OFFICE EQUIPMENT & SUPPLIES-3.2%
   90,000   Pitney Bowes, Inc. ................     3,384,900
            PERSONAL CARE-3.1%
  100,000   Gillette Co. ......................     3,340,000
            PUBLISHING--NEWSPAPERS-4.4%
   70,000   Gannett Co., Inc. .................     4,706,100
            RESTAURANTS-2.5%
  100,000   McDonald's Corp. ..................     2,647,000
            RETAIL--GENERAL MERCHANDISE-4.3%
   80,000   Wal-Mart Stores, Inc. .............     4,604,000
            RETAIL--SPECIALTY STORES-1.2%
   90,000   Gap, Inc. .........................     1,254,600
                                                 ------------
            Total Common Stocks
              (Cost $73,860,655)...............   102,738,100

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 4

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMERCIAL PAPER--4.3%

PRINCIPAL
  AMOUNT                                                       VALUE
---------                                                      -----
             FINANCIAL SERVICES-4.3%
$  500,000   American Express Credit, 1.85%, 1/2/02.....    $    500,000
 4,109,000   Household Finance Corp., 1.63%, 1/2/02.....       4,109,000
                                                            ------------
             Total Commercial Paper
               (Cost $4,609,000)........................       4,609,000
                                                            ------------
             Total Investments
               (Cost $78,469,655)(a)............   100.0%    107,347,100
                                                  ------    ------------
             Liabilities in excess of other
               assets...........................     0.0%        (22,966)
                                                  ------    ------------
             Total Net Assets...................   100.0%   $107,324,134
                                                  ======    ============

 *   Non-income producing security
(a) Cost for federal income tax purposes is the same as for financial reporting purposes.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                DECEMBER 31, 2001
                                                                -----------------
ASSETS:
Investment in securities, at value (Cost $78,469,655).......      $107,347,100
Cash........................................................               437
Dividends and interest receivable...........................            70,365
Prepaid expenses............................................            18,340
                                                                  ------------
  Total assets..............................................       107,436,242
                                                                  ------------
LIABILITIES:
Advisor fee payable.........................................            66,588
Administration fee payable..................................             1,172
Accounting fee payable......................................               102
Transfer agent fee payable..................................             2,986
Accrued expenses payable....................................            41,260
                                                                  ------------
  Total Liabilities.........................................           112,108
                                                                  ------------
NET ASSETS, applicable to 658,559 shares of $1.00 par value
  stock,
  2,000,000 shares authorized...............................      $107,324,134
                                                                  ============
NET ASSETS:
Capital.....................................................      $ 78,446,689
Unrealized appreciation from investments....................        28,877,445
                                                                  ------------
NET ASSETS..................................................      $107,324,134
                                                                  ============
NET ASSET VALUE, offering and redemption price
  per share ($107,324,134/658,559 shares)...................      $     162.97
                                                                  ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 6

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                                              DECEMBER 31, 2001
                                                              -----------------
INVESTMENT INCOME:
  Dividends.................................................    $  1,294,806
  Interest..................................................         176,850
                                                                ------------
     Total investment income................................       1,471,656
                                                                ------------
EXPENSES:
  Investment advisory.......................................         774,581
  Administration............................................         105,091
  Directors.................................................         230,557
  Transfer agent............................................          15,884
  Legal.....................................................          99,671
  Insurance.................................................          20,646
  Audit.....................................................          29,042
  Custodian.................................................          16,812
  Miscellaneous.............................................          10,827
                                                                ------------
     Total expenses.........................................       1,303,111
                                                                ------------
     Net investment income..................................         168,545
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains from investment transactions.............       5,769,418
Change in unrealized appreciation/depreciation from
  investments...............................................     (10,503,669)
                                                                ------------
Net realized/unrealized losses from investments.............      (4,734,251)
                                                                ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $ (4,565,706)
                                                                ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 YEAR ENDED             YEAR ENDED
                                                              DECEMBER 31, 2001      DECEMBER 31, 2000
                                                              -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................    $    168,545           $    579,106
  Net realized gains from investment transactions...........       5,769,418              8,223,627
  Change in unrealized appreciation/depreciation from
     investments............................................     (10,503,669)            (3,857,937)
                                                                ------------           ------------
Change in net assets resulting from operations..............      (4,565,706)             4,944,796
                                                                ------------           ------------
Distributions to shareholders:
  Net investment income.....................................        (168,545)              (579,106)
  Net realized gains from investment transactions...........      (5,769,418)            (8,223,627)
  Return of capital.........................................          (4,916)                (2,446)
                                                                ------------           ------------
Total distributions to shareholders.........................      (5,942,879)            (8,805,179)
                                                                ------------           ------------
Capital Transactions:
  Change in net assets from capital share transactions (See
     Note 3)................................................         548,281              6,178,300
                                                                ------------           ------------
  Change in net assets......................................      (9,960,304)             2,317,917

NET ASSETS:
  Beginning of year.........................................     117,284,438            114,966,521
                                                                ------------           ------------
  End of year...............................................    $107,324,134           $117,284,438
                                                                ============           ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 8

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selected Data for Each Share of Capital Stock
Outstanding throughout Each Year

                                                                               YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------
                                                             2001          2000          1999          1998         1997
                                                           --------      --------      --------      --------      -------
NET ASSET VALUE, beginning of year...................      $ 179.39      $ 186.39      $ 195.75      $ 164.68      $135.64
                                                           --------      --------      --------      --------      -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income..............................          0.27          0.93          1.05          0.93         1.10
  Net realized and unrealized gains (losses) from
    investments......................................         (7.21)         6.38         11.12         46.33        37.34
                                                           --------      --------      --------      --------      -------
      Total from investment operations...............         (6.94)         7.31         12.17         47.26        38.44
                                                           --------      --------      --------      --------      -------

DISTRIBUTIONS:
  From net investment income.........................         (0.27)        (0.93)        (1.06)        (0.93)       (1.09)
  In excess of net investment income.................            --            --            --         (0.01)          --
  From net realized gains on investments.............         (9.21)       (13.38)       (20.47)       (15.25)       (8.31)
  Return of capital..................................            --(1)         --(1)         --(1)         --           --
                                                           --------      --------      --------      --------      -------
      Total distributions............................         (9.48)       (14.31)       (21.53)       (16.19)       (9.40)
                                                           --------      --------      --------      --------      -------
Change in net asset value............................        (16.42)        (7.00)        (9.36)        31.07        29.04
                                                           --------      --------      --------      --------      -------
NET ASSET VALUE, end of year.........................      $ 162.97      $ 179.39      $ 186.39      $ 195.75      $164.68
                                                           ========      ========      ========      ========      =======
Total return.........................................         (3.90)%        4.07%         6.51%        28.85%       28.64%
Ratio of expenses to average net assets..............          1.24%         1.13%         1.00%         1.07%        1.16%
Ratio of net investment income to average net
  assets.............................................          0.16%         0.52%         0.52%         0.51%        0.71%
Portfolio turnover rate..............................            21%           21%           20%           22%          27%
NET ASSETS, end of year (000's)......................      $107,324      $117,284      $114,967      $119,117      $97,487

--------------------------------------------------------------------------------

(1) Distributions per share were less than $0.005.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

The Institutional Investors Capital Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was incorporated under the laws of the State of New York on October 29, 1952. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuation--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices as of 4:00 pm eastern time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at the discretion of the Board of Directors.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Dividends to Shareholders--Dividends from net investment income are declared and paid quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent such distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. The tax basis of distributions for 2001 and 2000 were as follows:

                                                                 2001          2000
                                                              ----------    ----------
Ordinary income.............................................  $  895,460    $  611,090
Long-term capital gains.....................................   5,042,503     8,191,643
Return of capital...........................................       4,916         2,446
                                                              ----------    ----------
                                                              $5,942,879    $8,805,179
                                                              ==========    ==========

D--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

E--Management Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 10

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund.

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation did not result in any waiver of the Investment Adviser's fees during the year ended December 31, 2001.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is also a wholly-owned subsidiary of SISI. The Distributor receives no compensation for its distribution services.

BISYS Fund Services Ohio, Inc., a subsidiary of The BISYS Group, Inc., serves the Fund as Administrator and Transfer Agent (the "Administrator", the "Transfer Agent"). As compensation for its administrative services, the Fund pays the Administrator a fee computed at an annual rate based on the Fund's average daily net assets, plus out-of-pocket expenses. As compensation for its services as transfer agent, the Fund pays the Transfer Agent a minimum monthly fee plus out-of-pocket expenses.

NOTE 3--CAPITAL STOCK

At December 31, 2001, there were 2,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 2001 and 2000, respectively, were as follows:

                                                                 SHARES                    AMOUNT
                                                           ------------------    --------------------------
                                                            2001       2000         2001           2000
                                                           -------    -------    -----------    -----------
Shares sold............................................     28,746     32,937    $ 4,785,045    $ 5,693,951
Shares issued in reinvestment of dividends.............     32,930     45,018      5,408,636      7,952,700
                                                           -------    -------    -----------    -----------
                                                            61,676     77,955     10,193,681     13,646,651
Shares redeemed........................................    (56,926)   (40,951)    (9,645,400)    (7,468,351)
                                                           -------    -------    -----------    -----------
Net increase...........................................      4,750     37,004    $   548,281    $ 6,178,300
                                                           =======    =======    ===========    ===========

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the year ended December 31, 2001, were $20,774,885 and $23,107,534 respectively.

NOTE 5--FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the taxable year ended December 31, 2001, 100% of income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board Directors
of Institutional Investors Capital Appreciation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Institutional Investors Capital Appreciation Fund, Inc. (a New York corporation), including the schedule of portfolio investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Investors Capital Appreciation Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Columbus, Ohio,
February 4, 2002

MANAGEMENT INFORMATION

INTERESTED DIRECTORS

                                 POSITION(S) HELD    NUMBER OF PORTFOLIOS
                                 WITH REGISTRANT     IN FUND COMPLEX
                                 AND EXPIRATION OF   OVERSEEN BY            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS AND OTHER
NAME, AGE AND ADDRESS            TERM AS DIRECTOR    DIRECTOR               DIRECTORSHIPS
---------------------            -----------------   --------------------   ---------------------------------------------------
Ralph F. Brouty-                 Director (2003)          1                 Former Chairman of the Board and Chief Executive
(Age 72)                                                                    Officer, Watertown Savings Bank.
111 Clinton Street
Watertown, NY 13601
Harry P. Doherty-*+ (Age 59)     President and            2                 Chairman of the Board and Chief Executive Officer,
15 Beach Street                  Director (2003)                            Staten Island Bancorp, Inc., and Chairman and Chief
Long Island, NY 10304                                                       Executive Officer of its operating division, SI
                                                                            Bank & Trust. Mr. Doherty also serves as a director
                                                                            of M.S.B. Fund, Inc., an investment company
                                                                            registered under the Investment Company Act of 1940
                                                                            for which Shay Assets Management, Inc. acts as
                                                                            investment adviser.
Joseph L. Mancino-* (Age 64)     Executive Vice-          2                 Chairman of the Board and Chief Executive Officer,
1 Jericho Plaza                  President and                              The Roslyn Savings Bank. Mr. Mancino also serves as
Jericho, NY 11753-8905           Director (2004)                            a director of M.S.B. Fund, Inc., an investment
                                                                            company registered under the Investment Company Act
                                                                            of 1940 for which Shay Assets Management, Inc. acts
                                                                            as investment adviser.
William A. McKenna, Jr.- (Age    Director (2003)          2                 Chairman and Chief Executive Officer, Ridgewood
65)                                                                         Savings Bank. Mr. McKenna also serves as a director
71-02 Forest Avenue                                                         of M.S.B. Fund, Inc., an investment company
Ridgewood, NY 11385                                                         registered under the Investment Company Act of 1940
                                                                            for which Shay Assets Management, Inc. acts as
                                                                            investment adviser.
NON-INTERESTED DIRECTORS
Michael R. Kallet (Age 51)       Vice President and       1                 President and Chief Executive Officer, Oneida
182 Main Street                  Director (2002)                            Savings Bank.
Oneida, NY 13421

--------------------------------------------------------------------------------
* This director is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an officer of the Fund.
- This director may be an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an executive officer or director of a bank owning 5% or more of the shares of the Fund.
+ America's Community Bankers, of which Mr. Doherty is a director, receives certain royalty and other payments from affiliates of the Fund's Investment Adviser.

                                 POSITION(S) HELD    NUMBER OF PORTFOLIOS
                                 WITH REGISTRANT     IN FUND COMPLEX
                                 AND EXPIRATION OF   OVERSEEN BY            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS AND OTHER
NAME, AGE AND ADDRESS            TERM AS DIRECTOR    DIRECTOR               DIRECTORSHIPS
---------------------            -----------------   --------------------   ---------------------------------------------------
Robert P. Capone (Age 47)        Director (2002)          1                 Chairman of the Board, President and Chief
10 Bank Street                                                              Executive Officer, Community Mutual Savings Bank.
White Plains, NY 10606
Joseph R. Ficalora (Age 55)      Director (2004)          2                 Chairman, President and Chief Executive Officer,
615 Merrick Avenue                                                          New York Community Bancorp, Inc. and President of
Westbury, NY 11590                                                          Queens County Savings Bank, one of its operating
                                                                            divisions. Mr. Ficalora also serves as a director
                                                                            of M.S.B. Fund, Inc., an investment company
                                                                            registered under the Investment Company Act of 1940
                                                                            for which Shay Assets Management, Inc. acts as
                                                                            investment adviser.
Chris C. Gagas                   Director (2002)          1                 Chairman of the Board, PathFinder Bank.
(Age 70)
214 West First Street
Oswego, NY 13126
Stephen J. Kelly                 Director (2003)          1                 Chairman and Chief Executive Officer, Rhinebeck
(Age 48)                                                                    Savings Bank.
2 Jefferson Plaza
Poughkeepsie, NY 12601
Robert E. Kernan, Jr. (Age 59)   Director (2002)          1                 Chairman of the Board, President and Chief
19 Cayuga Street                                                            Executive Officer, The Seneca Falls Savings Bank.
Seneca Falls, NY 13148
Clifford M. Miller               Director (2002)          1                 Chairman of the Board, President and Chief
(Age 59)                                                                    Executive Officer, Ulster Savings Bank.
180 Schwenk Drive
Kingston, NY 12401
Vincent F. Palagiano (Age 61)    Director (2003)          1                 Chairman of the Board and Chief Executive Officer,
209 Havemeyer Street                                                        The Dime Savings Bank of Williamsburgh.
Brooklyn, NY 11211
Charles M. Sprock (Age 62)       Director (2004)          1                 Chairman of the Board, President and Chief
100 West Dominick Street                                                    Executive Officer, The Rome Savings Bank.
Rome, NY 13340

                                 POSITION(S) HELD    NUMBER OF PORTFOLIOS
                                 WITH REGISTRANT     IN FUND COMPLEX
                                 AND EXPIRATION OF   OVERSEEN BY            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS AND OTHER
NAME, AGE AND ADDRESS            TERM AS DIRECTOR    DIRECTOR               DIRECTORSHIPS
---------------------            -----------------   --------------------   ---------------------------------------------------
OTHER OFFICERS
Rodger D. Shay, Sr. (Age 65)     Vice President and      NA                 Chairman and the sole director of the Fund's
1000 Brickell Avenue             Assistant                                  investment adviser, Shay Assets Management, Inc.,
Miami, FL 33131                  Secretary                                  Chairman and the sole director of the Fund's
                                                                            distributor, Shay Financial Services, Inc.
                                                                            Chairman, sole director and President of Shay
                                                                            Investment Services, Inc., an enterprise which owns
                                                                            100% of Shay Assets Management, Inc., and Shay
                                                                            Financial Services, Inc. Chairman of Horizon Bank.
                                                                            Mr. Shay is also Chairman and a Director, Asset
                                                                            Management Fund and Vice President and Assistant
                                                                            Secretary of M.S.B. Fund, Inc., each of which is a
                                                                            registered investment company for which Shay Assets
                                                                            Management Inc. acts as investment adviser. He has
                                                                            previously served as Director, First Home Savings
                                                                            Bank, S.L.A. from 1990 to 1998.
Edward E. Sammons, Jr. (Age 62)  Vice President and      NA                 President of the Fund's investment adviser, Shay
230 West Monroe Street, Suite    Secretary                                  Assets Management, Inc. Executive Vice President of
2810                                                                        the Fund's distributor, Shay Financial Services,
Chicago, IL 60606                                                           Inc. Executive Vice President of Shay Investment
                                                                            Services, Inc., and serves as President and
                                                                            Treasurer of Asset Management Fund, a registered
                                                                            investment company, and Vice President and
                                                                            Secretary of M.S.B. Fund, Inc.
John J. McCabe                   Vice President          NA                 Senior Vice President of Shay Assets Management,
(Age 58)                                                                    Inc. He also serves as a Vice President of M.S.B.
200 Park Avenue,                                                            Fund, Inc.
45th Floor
New York, NY 100166
Mark F. Trautman (Age 36)        Vice President          NA                 Vice President of Shay Assets Management, Inc.
200 Park Avenue,                                                            Portfolio Manager of the Fund. Vice President and
45th Floor                                                                  Portfolio Manager for M.S.B. Fund, Inc.
New York, NY 100166

                                 POSITION(S) HELD    NUMBER OF PORTFOLIOS
                                 WITH REGISTRANT     IN FUND COMPLEX
                                 AND EXPIRATION OF   OVERSEEN BY            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS AND OTHER
NAME, AGE AND ADDRESS            TERM AS DIRECTOR    DIRECTOR               DIRECTORSHIPS
---------------------            -----------------   --------------------   ---------------------------------------------------
Nina Jackson                     Treasurer               NA                 Vice President in the Financial Services Department
(Age 41)                                                                    at BISYS Fund Services, Inc. (since 2000) and Staff
3435 Stelzer Road,                                                          Director of Accounting for McDonald's Corporation
Suite 1000                                                                  from 1995 to 2000. Ms. Jackson also serves as
Columbus, OH 43219                                                          Treasurer of M.S.B. Fund, Inc., and of Asset
                                                                            Management Fund.
Alaina V. Metz                   Assistant               NA                 Chief Administrative Officer of the Blue Sky
(Age 35)                         Secretary                                  Compliance Department at BISYS Fund Services, Inc.,
3435 Stelzer Road,                                                          Ms. Metz also serves as Assistant Secretary of
Suite 1000                                                                  Institutional Investors Capital Appreciation Fund,
Columbus, OH 43219                                                          Inc. and Asset Management Fund and as an officer to
                                                                            other mutual funds registered under the Investment
                                                                            Company Act of 1940 that are clients of BISYS.

The total regular compensation paid to the directors and officers of the Fund for services during 2001 was $203,000.

The Fund does not provide directors or officers with any special compensation. The Fund does not pay any remuneration to officers, except a $2,000 annual retainer to the President, which is included in the total compensation paid to the directors and officers of the Fund.

A current Statement of Additional Information ("SAI") which provides additional information about Fund directors is available without charge upon request. To obtain a copy of the current SAI, call 800-661-3938, or write to Institutional Investors Capital Appreciation Fund, Inc., c/o Shay Financial Services, Inc., 230 West Monroe Street, Chicago, Illinois, 60606, or send your request by e-mail to info@msbfund.com.

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
DECEMBER 31, 2001

SHAREHOLDERS VOTING RESULTS (UNAUDITED):

The annual Meeting of Shareholders of the Institutional Investors Capital Appreciation Fund, Inc., was held on April 18, 2001, at which the shareholders voted on two proposals. Each proposal and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of five directors to serve a term of office of three years each:

                                                              EXPIRATION OF TERM      FOR
                                                              ------------------    -------
Timothy A. Dempsey..........................................         2004           406,558
Joseph R. Ficalora..........................................         2004           406,558
Clifford E. Kelsey, Jr. ....................................         2004           406,558
Joseph L. Mancino...........................................         2004           406,558
Charles M. Sprock...........................................         2004           406,558

In addition, Messrs. Robert P. Capone, Chris C. Gagas, Michael R. Kallet, Robert
E. Kernan, Jr., Clifford M. Miller, Ralph F. Brouty, Harry P. Doherty, Stephen
J. Kelly, William A. McKenna, Jr., and Vincent F. Palagiano continue as members of the Board of Directors. Messrs. Dempsey and Kelsey retired from the board in 2001.

B--Ratification of Independent Auditors--The second proposal concerned the ratification of the selection of Arthur Andersen LLP as Independent Auditors of the Fund for the fiscal year ending December 31, 2001. The results of the voting for the proposal were 405,558 for, 0 against, and 0 abstaining.

--------------------------------------------------------------------------------

                                     Notes

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS
CAPITAL APPRECIATION FUND, INC.

OFFICERS

HARRY P. DOHERTY
  President

MICHAEL R. KALLET
  Vice President

EDWARD E. SAMMONS, JR.
  Vice President and
  Secretary

MARK F. TRAUTMAN
  Vice President

JOSEPH L. MANCINO
  Executive Vice President

RODGER D. SHAY
  Vice President and
  Assistant Secretary

JOHN J. MCCABE
  Vice President

NINA JACKSON
  Treasurer

ALAINA V. METZ
  Assistant Secretary

BOARD OF DIRECTORS

RALPH F. BROUTY
ROBERT P. CAPONE
HARRY P. DOHERTY
JOSEPH R. FICALORA
CHRIS C. GAGAS
MICHAEL R. KALLET
STEPHEN J. KELLY
ROBERT E. KERNAN, JR.
JOSEPH L. MANCINO
WILLIAM A. MCKENNA, JR.
CLIFFORD M. MILLER
VINCENT F. PALAGIANO
CHARLES M. SPROCK

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
1 Wall Street
New York, New York 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
Suite 2100
Huntington Center
41 South High Street
Columbus, Ohio 43215

This report is submitted for the general information of shareholders of the Institutional Investors Capital
Appreciation Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Fund.
Read the prospectus carefully before investing or sending money.

Institutional Investors Capital Appreciation Fund, Inc.
Annual Report
To Shareholders
December 31, 2001